Exhibit 99.1

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in millions)

As Reported Basis

	2021
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$203	$222	$232	$277	$425	$657	$934
National	57	57	60	82	114	174	256
Political	9	6	9	20	15	24	44
Retransmission consent	247	242	266	294	489	755	1,049
Other	14	10	14	19	24	38	57
Total Broadcast revenue	530	537	581	692	1,067	1,648	2,340
Production companies revenue	14	10	20	29	24	44	73
Total revenue	$544	$547	$601	$721	$1,091	$1,692	$2,413

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$215	$209	$229	$274	$425	$654	$928
Retransmission expenses	145	144	154	171	289	444	615
Transaction Related Expenses	-	-	-	3	-	-	3
Non-cash stock-based compensation	1	1	1	1	1	1	2
Total broadcast expenses	$361	$354	$384	$449	$715	$1,099	$1,548

Production companies expense	$17	$9	$13	$23	$26	$39	$62

Corporate and administrative:
Corporate expenses	$14	$15	$19	$29	$29	$47	$76
Transaction Related Expenses	1	7	11	52	8	19	71
Non-cash stock-based compensation	3	3	2	3	6	9	12
Total corporate and administrative expense	$18	$25	$32	$84	$43	$75	$159

Total Transaction Related Operating Expenses (1)	$1	$7	$11	$55	$8	$19	$74
Total non-cash stock-based compensation	$4	$4	$3	$4	$7	$10	$14

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in millions)

As Reported Basis

	2020
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$199	$162	$188	$222	$361	$549	$771
National	51	36	49	62	87	136	198
Political	36	21	128	245	57	185	430
Retransmission consent	213	220	217	217	433	650	867
Other	16	10	11	17	26	37	54
Total Broadcast revenue	515	449	593	763	964	1,557	2,320
Production companies revenue	19	2	11	29	21	32	61
Total revenue	$534	$451	$604	$792	$985	$1,589	$2,381

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$211	$199	$200	$230	$410	$610	$839
Retransmission expenses	122	124	125	125	246	371	496
Transaction Related Expenses	-	-	-	-	-	-	-
Non-cash stock-based compensation	2	1	1	-	3	4	5
Total broadcast expenses	$335	$324	$326	$355	$659	$985	$1,340

Production companies expense	$19	$5	$8	$20	$24	$32	$52

Corporate and administrative:
Corporate expenses	$13	$15	$10	$13	$28	$38	$53
Transaction Related Expenses	-	-	1	1	-	1	1
Non-cash stock-based compensation	2	2	4	4	4	8	11
Total corporate and administrative expense	$15	$17	$15	$18	$32	$47	$65

Total Transaction Related Operating Expenses	$-	$-	$1	$1	$-	$1	$1
Total non-cash stock-based compensation	$4	$3	$5	$4	$7	$12	$16

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in millions)

As Reported Basis

	2019
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$211	$226	$218	$243	$437	$655	$898
National	50	56	56	67	106	162	229
Political	3	5	22	38	8	30	68
Retransmission consent	204	201	196	195	405	601	796
Other	13	11	9	11	24	33	44
Total Broadcast revenue	481	499	501	554	980	1,481	2,035
Production companies revenue	37	9	16	25	46	62	87
Total revenue	$518	$508	$517	$579	$1,026	$1,543	$2,122

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$216	$208	$208	$223	$424	$632	$855
Retransmission expenses	104	104	105	107	208	313	420
Transaction Related Expenses	36	1	1	7	37	38	45
Non-cash stock-based compensation	-	1	2	2	1	3	5
Total broadcast expenses	$356	$314	$316	$339	$670	$986	$1,325

Production companies expense	$35	$9	$13	$17	$44	$57	$74

Corporate and administrative:
Corporate expenses	$13	$18	$10	$17	$31	$42	$59
Transaction Related Expenses	32	1	1	-	33	34	34
Non-cash stock-based compensation	3	2	3	4	5	7	11
Total corporate and administrative expense	$48	$21	$14	$21	$69	$83	$104

Total Transaction Related Operating Expenses	$68	$2	$2	$7	$70	$72	$79
Total non-cash stock-based compensation	$3	$3	$5	$6	$6	$10	$16

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in millions)

As Reported Basis

	2018
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$105	$113	$106	$117	$219	$325	$443
National	24	30	29	31	54	84	114
Political	6	18	48	83	24	72	155
Retransmission consent	86	85	92	93	171	262	355
Other	5	4	4	4	9	13	17
Total Broadcast revenue	226	250	279	328	477	756	1,084
Production companies revenue	-	-	-	-	-	-	-
Total revenue	$226	$250	$279	$328	$477	$756	$1,084

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$107	$100	$104	$117	$207	$311	$426
Retransmission expenses	42	39	41	43	81	122	165
Transaction Related Expenses	-	3	-	-	3	3	3
Non-cash stock-based compensation	1	-	-	-	1	1	2
Total broadcast expenses	$150	$142	$145	$160	$292	$437	$596

Production companies expense	$-	$-	$-	$-	$-	$-	$-

Corporate and administrative:
Corporate expenses	$7	$6	$7	$7	$13	$20	$28
Transaction Related Expenses	-	4	3	2	4	7	8
Non-cash stock-based compensation	1	1	1	2	2	3	5
Total corporate and administrative expense	$8	$11	$11	$11	$19	$30	$41

Total Transaction Related Operating Expenses	$-	$7	$3	$2	$7	$10	$11
Total non-cash stock-based compensation	$2	$1	$1	$2	$3	$4	$7

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in millions)

Combined Historical Basis(1)

	2021
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$267	$287	$287	$317	$554	$841	$1,158
National	84	82	85	105	166	251	357
Political	13	8	14	25	21	35	60
Retransmission consent	356	351	364	358	707	1,071	1,429
Other	19	16	18	23	35	53	76
Total Broadcast revenue	739	744	768	828	1,483	2,251	3,080
Production companies revenue	14	10	20	29	24	44	73
Total revenue	$753	$754	$788	$857	$1,507	$2,295	$3,153

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$295	$291	$303	$321	$586	$889	$1,210
Retransmission expenses	209	207	214	211	416	630	842
Transaction Related Expenses	-	-	-	3	-	-	3
Non-cash stock-based compensation	1	1	1	1	2	3	4
Total broadcast expenses	$505	$499	$518	$536	$1,004	$1,522	$2,059

Production companies expense	$17	$9	$13	$23	$26	$39	$62

Corporate and administrative:
Corporate expenses	$15	$15	$18	$29	$30	$48	$77
Transaction Related Expenses	1	7	11	52	8	19	71
Non-cash stock-based compensation	3	3	3	3	6	9	12
Total corporate and administrative expense	$19	$25	$32	$84	$44	$76	$160

Total Transaction Related Operating Expenses (2)	$1	$7	$11	$55	$8	$19	$74
Total non-cash stock-based compensation	$4	$4	$4	$4	$8	$12	$16

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in millions)

Combined Historical Basis(1)

	2020
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$262	$209	$242	$287	$471	$713	$1,000
National	76	52	70	92	128	198	289
Political	50	29	190	383	79	269	652
Retransmission consent	316	322	319	319	638	957	1,276
Other	21	14	15	23	35	50	74
Total Broadcast revenue	725	626	836	1,104	1,351	2,187	3,291
Production companies revenue	19	2	11	29	21	32	61
Total revenue	$744	$628	$847	$1,133	$1,372	$2,219	$3,352

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$295	$272	$288	$331	$567	$855	$1,184
Retransmission expenses	180	182	184	186	362	546	732
Transaction Related Expenses	-	-	-	-	-	-	-
Non-cash stock-based compensation	2	1	1	1	3	4	7
Total broadcast expenses	$477	$455	$473	$518	$932	$1,405	$1,923

Production companies expense	$19	$5	$8	$20	$24	$32	$53

Corporate and administrative:
Corporate expenses	$13	$14	$11	$13	$27	$38	$53
Transaction Related Expenses	-	-	1	1	-	1	1
Non-cash stock-based compensation	2	3	3	4	5	8	11
Total corporate and administrative expense	$15	$17	$15	$18	$32	$47	$65

Total Transaction Related Operating Expenses	$-	$-	$1	$1	$-	$1	$1
Total non-cash stock-based compensation	$4	$4	$4	$5	$8	$12	$18

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in millions)

Combined Historical Basis(1)

	2019
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$284	$299	$287	$321	$583	$870	$1,191
National	77	84	84	101	161	245	346
Political	4	6	24	45	10	34	79
Retransmission consent	301	297	286	291	598	884	1,175
Other	17	15	15	16	32	47	63
Total Broadcast revenue	683	701	696	774	1,384	2,080	2,854
Production companies revenue	37	9	16	25	46	62	87
Total revenue	$720	$710	$712	$799	$1,430	$2,142	$2,941

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$306	$289	$298	$311	$595	$893	$1,204
Retransmission expenses	156	156	158	161	312	470	631
Transaction Related Expenses	36	1	1	7	37	38	45
Non-cash stock-based compensation	-	1	2	2	1	3	5
Total broadcast expenses	$498	$447	$459	$481	$945	$1,404	$1,885

Production companies expense	$35	$9	$13	$17	$44	$57	$74

Corporate and administrative:
Corporate expenses	$13	$18	$12	$16	$31	$43	$59
Transaction Related Expenses	32	1	1	-	33	34	34
Non-cash stock-based compensation	3	2	2	4	5	7	11
Total corporate and administrative expense	$48	$21	$15	$20	$69	$84	$104

Total Transaction Related Operating Expenses	$68	$2	$2	$7	$70	$72	$79
Total non-cash stock-based compensation	$3	$3	$4	$6	$6	$10	$16

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in millions)

Combined Historical Basis(1)

	2018
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Broadcast:
Local (including internet/digital/mobile)	$287	$305	$290	$322	$592	$882	$1,204
National	81	89	88	98	170	258	356
Political	13	43	111	205	56	167	372
Retransmission consent	242	247	253	261	489	742	1,003
Other	14	15	15	14	29	44	58
Total Broadcast revenue	637	699	757	900	1,336	2,093	2,993
Production companies revenue	35	9	19	22	44	63	85
Total revenue	$672	$708	$776	$922	$1,380	$2,156	$3,078

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Station expenses	$303	$297	$309	$345	$600	$909	$1,254
Retransmission expenses	128	127	133	136	255	388	524
Transaction Related Expenses	-	3	-	-	3	3	3
Non-cash stock-based compensation	1	-	1	1	1	2	3
Total broadcast expenses	$432	$427	$443	$482	$859	$1,302	$1,784

Production companies expense	$33	$9	$15	$16	$42	$57	$73

Corporate and administrative:
Corporate expenses	$14	$11	$13	$25	$25	$38	$63
Transaction Related Expenses	-	4	3	2	4	7	9
Non-cash stock-based compensation	3	3	3	4	6	9	13
Total corporate and administrative expense	$17	$18	$19	$31	$35	$54	$85

Total Transaction Related Operating Expenses	$-	$7	$3	$2	$7	$10	$12
Total non-cash stock-based compensation	$4	$3	$4	$5	$7	$11	$16

See last page of exhibit for notes

(1) Due to the significant effect that our acquisitions and divestitures have had on our results of operations, and in order to provide more meaningful period over period comparisons, we present herein certain financial information on a “Combined Historical Basis.” Combined Historical Basis (or "CHB") reflects financial results that have been compiled by adding Gray’s historical revenue and broadcast expenses to the historical revenue and broadcast expenses of stations (or other businesses as applicable) acquired by Gray and acquired businesses and removing the historical revenues and historical broadcast expenses of divested by Gray and acquired businesses (or other businesses as applicable) as if they had been acquired or divested, respectively, on January 1, 2018 (the beginning of the earliest period presented). Combined Historical Basis financial information reflects station (or other businesses as applicable) acquisition and divestitures occurring between January 1, 2018 and December 31, 2021. Combined Historical Basis financial information does not reflect all purchase accounting and other adjustments required to comply with accounting principles generally accepted in the United States of America ("GAAP"), and includes certain other amounts not included, in pro forma financial information under Regulation S-X under the Securities Act. Combined Historical Basis information also does not include expected synergies from any transaction during the periods presented.

(2) Excludes $7 million of Transaction Related Expenses recorded as "Miscellaneous income (expense), net" in the quarter ended June 30 2021.